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                                                                   EXHIBIT 10.02

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "XXXXX".

                              CONTRACT #01-96/O1C

Moscow.                                                     "16" February 1996r.

"S.I. Diamond Technology Inc." (Houston, USA), referred hereafter as the CUSTOMER, represented by its President Howard K. Schmidt, one side and "Microelectronics Systems" (Moscow, Russia), referred hereafter as the SUPPLIER, represented by its General director Boris V. Kogan, on the other side, signed present contract on following:

                          1. SUBJECT OF THE CONTRACT.

1.1. SUPPLIER shall perform and pass to the CUSTOMER, and CUSTOMER shall accept and pay for the following work:

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXX

1.2. Scientific, technical, economic and other specifications of research product and contents of separate stages and the work in total are contained in Technical Requirements.

1.3. Titles, price, and terms of payment for each financing stage are determined in the Schedule, being a part of this Contract (Appendix #2).

                            2. TERMS OF THE CONTRACT

2.1. The work required by this Court shall be done according to the terms determined in the attached Schedule. Works for the Contract start since the moment of signing the Contract by both sides. Change in the Contract start date shall correspondingly shift the date of the work fulfillment.

2.2. SUPPLIER in case of CUSTOMER agreement has a right to deliver the whole work or separate stages and get appropriate payment earlier than it is mentioned in this Contract. CUSTOMER accepts and pays for this work (or stages of work) according to the conditions of this Contract.

2.3. As a date of fulfillment of the obligations on each stage of the work is considered the date when the CUSTOMER signs (confirms) the document being the basis for closing this stage.

As a date of fulfillment of the obligations according this Contract as a whole is considered the date of signing (confirming) of appropriate document for the last stage of work in case, if all the conditions of all the previous stages were fulfilled.

                  3. ORDER OF THE WORK DELIVERY AND ACCEPTANCE

3.1. Acceptance of the finished work as a whole or each of its stages in done according to the
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Technical Requirements and is affirmed by the protocol of delivery.

3.2. In case of motivated refusal of the CUSTOMER to accept the work both sides create bilateral protocol with the list of necessary additional works and schedule of their fulfillment.

                   4. PRICE OF THE WORK AND ORDER OF PAYMENT.

4.1. The work done according to the item 1.1 and the schedule of the present Contract is being paid with the price agreed by the SUPPLIER and the CUSTOMER.

4.2. Price of all the works ordered to the SUPPLIER with the present Contract as determined in the Protocol on the price agreement (Appendix #1) is:

eight hundred thousand US dollars.

4.3. Payment is done by the CUSTOMER by stages with the 50% advanced payment for each of the stages. After each stage being finished CUSTOMER is supplied with appropriate reports.

4.4. Final payment for the work done for the present Contract is made after signing by CUSTOMER and SUPPLIER the protocol of delivery.

4.5. Payment for each stage of work is made by money transfer from the bank account of CUSTOMER to the bank account of SUPPLIER.

                               5. RESPONSIBILITY

5.1. For not performing or not proper performing the obligations according the present Contract SUPPLIER and CUSTOMER are responsible according the civil law of Russia Federation.

5.2. Payment of fines and penalties does not release the sides from the obligations according the Contract.

                    6. ADDITIONAL CONDITIONS OF THE CONTRACT

6.1. Integral condition of scheduled fulfillment of the present Contract is the delivery by the CUSTOMER to the SUPPLIER samples of plasma panels and plasma displays manufactured by FUJITSU, PLASMACO and NORITAKE in quantity of two pieces of each type.

6.2. Works on each stage of the Contract start only after appropriate 50% advance payment for that stage has been transferred to the account of the SUPPLIER and in case the previous stages has been paid for. Otherwise of the work on that stage and all the scheduled terms of subsequent stages of the Contract shall by delayed by corresponding time period.

6.3. Contract can be terminated on mutual agreement of both sides at the end of every given stage of the Schedule of work.
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6.4. CUSTOMER and SUPPLIER have equal rights for intellectual property created in the process of working on this Contract if the other will not be agreed by separate agreements or protocols.

                                 7. ARBITRATION

All disputes are resolved according to the civil law of Russian Federation.

                            8. TERMS OF THE CONTRACT

The Contract starts at January 15, 1996 and finish at November 30, 1996, unless the stages will be shifted according to the chapter 6 of the present Contract.

                       9. LEGAL ADDRESSES OF THE PARTIES

     SUPPLIER                                     CUSTOMER
Address: Russia, 119899, Moscow         Address:  2435, North Boulevard,
Vorobjevy gory, NPI MSU                 Houston, Texas  77098-5101, USA.
"Microelectronics Systems"              "S.I. Diamond Technology, Inc."

Bank Account:  Bank of New York,
(One Wall Street, New York, N.Y. 10286, USA),
Account #890-0056-290 (USD)
Beneficiary bank "Stolichny",
S.W.I.F.T.STOLRUMM
in favor of "Microelectronics Systems"
account # 0002-242782-018

Integral parts of the present Contract are:

1. Protocol of agreement on the Contract price.

2. Schedule of work stages and payments.

SUPPLIER                            CUSTOMER

General director                    President
"Microelectronics Systems"          "S.I. Diamond Technology, Inc."

//s// Boris V. Kogan                //s// Howard K. Schmidt
"16"  February 1996 r.              "16" February 1996 r.